Exhibit 10.1

                              REDEMPTION AGREEMENT


              AGREEMENT made as of November 20, 2002 by and between TRAFFIX, INC., a Delaware corporation with its principal offices at One Blue Hill Plaza, Fifth Floor, Pearl River, NY 10965 (the "COMPANY"), and ERIC AROESTY, an individual having an address at 80 O'Shaughnessy Lane, Closter, New Jersey 07624 (the "SELLER").

                              W I T N E S S E T H :

              WHEREAS, Seller is a shareholder, executive officer and member of the Board of Directors of the Company; and

              WHEREAS, Seller is desirous of selling and the Company is desirous of purchasing the following securities of the Company owned by the Seller: (i) 262,243 shares of common stock, par value $.001 per share (the "Common Stock") presently owned by the Seller (the "Presently Owned Shares"), and (ii) 365,789 shares of Common Stock to be acquired by the Seller upon the exercise of his options to purchase shares of Common Stock in accordance with the terms hereof (the "Option Shares", and, collectively with the Presently Owned Shares, the "Shares"); and

              WHEREAS, subject to the consummation of the transactions contemplated by the preceding paragraph, the Seller is desirous of resigning and the Company is desirous of accepting the resignation of, the Seller as an executive officer and member of the Company's Board of Directors.

              NOW, THEREFORE, in consideration of the mutual covenants and undertakings hereinafter contained, and other good and valuable consideration, the parties agree as follows:

1.    SALE AND PURCHASE OF SHARES.

      a. Simultaneously herewith (i) the Seller has delivered to the Company certificates for the Presently Owned Shares, duly endorsed or with stock powers duly executed in form for transfer with all applicable tax or revenue stamps affixed or paid for, in consideration of and against payment by the Company of $660,852.36, or $2.52 per share (the "Presently Owned Shares Proceeds"), and which certain of such Presently Owned Shares Proceeds shall be used for the purposes described in clause (iii) of this Section 1(a); (ii) the Seller has executed and delivered to the Company the Option Exercise Forms annexed to the options to purchase the Option Shares, evidenced by the option certificates listed on Schedule 1(a)(ii) hereof (the "Options"); (iii) the Seller hereby authorizes the Company to retain $640,130.75 of the Presently Owned Shares Proceeds as Seller's payment in full of the exercise price for the exercise of the Options; and (iv) the Company has faxed an instruction letter to its transfer agent, irrevocably instructing such transfer agent to issue the Option Shares in the name of the Seller, but to deliver the same to counsel for the Company, as Escrowee, to be held in accordance with the terms hereof.

      b. Upon the Escrowee's receipt of the Option Shares from the Company's transfer agent, the Company shall deliver to the Escrowee $921,788.28 by certified or bank check, payable to the order of Seller, as payment in full for the Option Shares. Upon the Escrowee's receipt of such payment, (i) without the requirement to receive any further consent of the parties hereto or to be required to deliver any further notices thereto, the Escrowee shall deliver (a) such payment to the Seller and (b) the certificate for the Option Shares to the Company for cancellation; and (ii) the Seller's resignation in accordance with Section 5 hereof shall become effective.

2.    CERTAIN REPRESENTATIONS.

I. The Seller hereby represents and warrants to the Company, its officers and directors, the following:

      a.    The  Seller  is the sole  beneficial  owner of the  Presently  Owned
            Shares  and  Options,   free  and  clear  of  all  liens,   pledges,
            liabilities, claims and encumbrances.

      b. The Seller has read carefully and understands this Agreement and has consulted his own attorney, accountant and tax and financial advisor with respect to the transactions contemplated hereby.

      c. The Company has made available to the Seller and his counsel, or his designated representatives, during the course of this transaction and prior to the sale of any of the securities referred to herein, the opportunity to ask questions of and receive answers from the officers and directors of the Company concerning the terms and conditions of the sale or otherwise relating to the financial data and business of the Company, to the extent that the Company or its officers and directors possess such information or can acquire it without unreasonable effort or expense.

      d.    Seller  is,  and  shall  continue  to be until  his  resignation  in accordance with Section 5 hereof, an executive officer of the Company and a member of its Board of Directors, and, as such, is privy to all information relating to the financial affairs, prospects and day-to-day operations of the Company and he did not rely upon any representations or warranties of the Company or any of its officers, directors, employees or agents in his determination to consummate the transactions contemplated hereby. Pursuant thereto, Seller hereby waives any claim and releases the Company (and its subsidiaries and affiliates) and its (and their) officers, directors, employees and agents from any claim that he or any entity or individual controlled by, controlling or under common control with him (an "Affiliate") has, may have or could have against the Company (and its subsidiaries and affiliates) or any of its (and their) officers, directors, employees or agents regarding the amount or nature of the consideration paid and to be paid by the Company for the Shares and any other consideration delivered or to be delivered by the Company to Seller or any of his Affiliates in connection with this Agreement or any other agreements, including, but not limited to, any claim based upon or arising out of any allegation that the Company failed to inform Seller about, failed to provide Seller with accurate or complete information regarding, or provided Seller with misleading information concerning the Company's business and affairs, financial condition, prospects, plans, work in process, opportunities or any other matter or thing concerning the Company, including, without limitation, those matters listed on the annexed Schedule 2(d).

      e. The Seller has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the sale of the Shares.

      f.    [Intentionally Omitted]

      g. Seller acknowledges that, as an executive officer and director of the Company, he and the Company are in possession of material, non-public information (including, without limitation, all items listed on Schedule 2(d) hereof), which the Company deems confidential and proprietary. From and after the date hereof, Seller shall keep absolutely confidential such information and acknowledges that the confidentiality of all such information is absolutely essential to the Company's operations. Seller shall not, at any time after the date hereof, use or disclose to any person any such information, without the Company's prior written consent, except insofar as (i) such disclosure may be specifically authorized in writing from time to time by the Company, (ii) such information is necessarily disclosed by its commercial use in the operation of the Company or pursuant to any right or license granted by the Company,
            (iii)  the  Seller  can  demonstrate   that  such   information  was
            previously made public or disclosed by the Company to him without restriction or without restriction to a third party, or is in the public domain otherwise than as a consequence of a breach of his obligations hereunder or (iv) such disclosure is required pursuant to compulsory legal process, including subpoena, civil investigative demands, oral questions or interrogatories; provided that the party subject to such compulsory disclosure promptly provides notice of such legal process to the other party so that such party may oppose such disclosures or seek a protective order or other confidential treatment of such information.

      h. The December 15, 2000 Amended and Restated Stockholders Agreements for each of GroupLotto, Inc. and MultiBuyer, Inc. are no longer in effect as of the date hereof.


II.   The Company hereby represents and warrants to the Seller, the following:

      a. The Company has full corporate power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder have been duly authorized by all requisite board and other corporate action on the part of Buyer.

      b. The Company expressly acknowledges and confirms that the indemnities available to Seller as an executive officer and director of the Company pursuant to Delaware law and the Company's certificate of incorporation and by laws shall continue to apply for acts performed by the Seller as an executive officer and director up to the date of his resignation, notwithstanding anything to the contrary set forth herein.

      c. The December 15, 2000 Amended and Restated Stockholders Agreements for GroupLotto, Inc. and MultiBuyer, Inc. are no longer in effect as of the date hereof.

      d. Any press release to be filed by the Company in connection with the transactions contemplated hereby shall be in form and substance reasonably acceptable to the Seller.

      e. The Company will cancel all of the Shares upon its acquisition thereof.

      f. The Company has read carefully and understands this Agreement and has consulted its own attorney, accountant and tax and financial advisor with respect to the transactions contemplated hereby.

      g. The Seller has made available to the Company and its counsel, or its designated representatives, during the course of this transaction and prior to the purchase of any of the securities referred to herein, the opportunity to ask questions of and receive answers from the Seller concerning the terms and conditions of the purchase or otherwise relating to the transactions contemplated hereby, to the extent that the Seller possesses such information or can acquire it without unreasonable effort or expense.

      i. The Company has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares.

      j. The Company did not rely upon any representations or warranties of the Seller not otherwise contained herein in its determination to consummate the transactions contemplated hereby. Pursuant thereto, the Company hereby waives any claim and releases Seller from any claim that it or any of its affiliates have, may have or could have against Seller regarding the amount or nature of the consideration paid and to be paid to the Seller for the Shares and any other consideration delivered or to be delivered by the Company to Seller in connection with this Agreement or any other agreements, including, but not limited to, any claim based upon or arising out of any allegation regarding Seller's failure to provide the Company with accurate or complete information regarding, or that Seller provided the Company with misleading information concerning, the Seller's business and affairs, financial condition, prospects, plans, work in process, opportunities or any other matter or thing concerning the Seller; provided, however, that the foregoing waiver and release shall not apply with respect to any claim that Seller has bound the Company to an agreement or commitment out of the ordinary course of business that is materially injurious to the Company and that was not heretofore disclosed to the Company and which injury Seller cannot cure within 15 business days after delivery of notice thereof. The Company hereby specifically acknowledges that it has knowledge of those matters listed on the annexed Schedule 2(d).

3.    LOCK-UP AGREEMENT.

            The Seller agrees that, for a period of 6 months from and after the date hereof, he will not sell, assign, transfer (including without limitation by gift) or otherwise dispose of any securities of the Company, or any interest therein or right thereto; provided, however, that, the foregoing lock-up shall not apply to Seller's disposition of any securities pursuant to a Change in Control. For purposes of this Agreement, a "Change in Control" shall mean (i) any merger, consolidation or other combination of the Company with any other company, other than a merger, consolidation or other combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation or other combination; (ii) the sale or disposition by the Company of all or substantially all of the Company's assets and properties to any person other than an affiliate; or (iii) any compulsory share exchange pursuant to which the Company's common stock converted into other securities, cash or property of another person. Subject to the requirements of the securities laws, rules and regulations of the United States or any state or protectorate thereof, the Company hereby warrants and represents that at the end of the 6 month period provided for herein and upon the request of the Seller, it shall cause the Company's transfer agent to remove the restrictive 1933 Act legend imprinted on the certificates for any shares of common stock then held by the Seller.

4.    [INTENTIONALLY OMITTED]


5.    RESIGNATION OF SELLER AND TERMINATION OF EMPLOYMENT AGREEMENT.

      a. Simultaneously herewith, in partial consideration for the payment of the Presently Owned Shares Proceeds and the Company's other covenants contained herein, any agreements to which the Seller is a party that governs his employment with the Company or any subsidiaries or affiliates thereof, including, without limitation, the December 1, 1999 Employment Agreements by and between the Seller and each of the Company and GroupLotto, Inc. and MultiBuyer, Inc., as amended, are terminated (specifically excluding those provisions, if any, contained therein which are expressly stated to survive the termination of such agreements) and shall be of no further force and effect, but Seller shall continue to serve as President of the Company and a member of its Board of Directors. Seller hereby acknowledges that he has received all compensation to which he is entitled, and the Company (and its subsidiaries and affiliates) performed all of the obligations required of it (and them), under such Employment Agreements through the date hereof, and Seller hereby waives any claim and releases the Company (and its affiliates and representatives) and its (and their) officers, directors, employees and agents from any claim that he or any Affiliate has, may have or could have against the Company (and its subsidiaries and affiliates) or any of its (and their) officers, directors, employees or agents regarding such Employment Agreements. The Company hereby waives any claim and releases Seller from any claim that it or any of its affiliates have, may have or could have against Seller regarding the Employment Agreements; provided, however, that the foregoing waiver and release given by the Company shall not apply with respect to any claim that Seller has bound the Company to an agreement or commitment outside the ordinary course of business that is materially injurious to the Company and that was not heretofore disclosed to the Company and which injury Seller cannot cure within 15 business days after delivery of notice thereof.

      b. Upon the consummation of the transactions contemplated by Section 1(b) hereof, Seller's resignation as President of the Company and a member of its Board of Directors shall be deemed tendered, and the Company shall then be deemed to have accepted such resignation. The Company and the Seller hereby acknowledge that (subject to the consummation of such transactions) Seller's contemplated resignation is mutually agreed upon between the parties hereto and is not related to the Seller's disagreement with the Company relating to the Company's operations, policies or practices.

6.    RESTRICTIVE COVENANT.

      a. In consideration of the payments being made by the Company to the Seller for the Shares, for a period of one (1) year after the date hereof, the Seller shall not, directly or indirectly, or through any other person, firm, company, entity or enterprise, whether as an employee, consultant, independent contractor, owner, shareholder, officer, director, partner, joint venturer, member or otherwise, except as an employee of the Company:

            i. directly or indirectly, endeavor to entice away from the employ of the Company or otherwise endeavor to negatively influence the relationship of the Company with any individual that is or will become employed by the Company, or any individual, partnership, firm, corporation or other business organization that is, as of the date hereof, otherwise performing services or selling products to the Company; or

            ii. attempt in any manner to persuade, directly or indirectly, any person or entity, including, but not limited to, the customers of the Company existing as of the date hereof, to cease doing business or to reduce the amount of business with the Company which any customer existing as of the date hereof has customarily done or which any customer existing as of the date hereof contemplates doing with the Company; or

            iii. become a greater than 5% owner, employee, consultant or other advisor to any of the individuals or entities listed on
                  Schedule 6(a)(iii) hereof; or

            iv. create any voice mail or ISP product or program that will be billed through any of Integretel, Inc., ILD Teleservices, Inc. or Billing Concepts, Inc.

      b. During the one (1) year period referred to in subparagraph (a) of this Section 6, the Seller shall keep secret and retain in strictest confidence, all confidential matters relating to the Company and its affiliates, including, but not limited to, its "know-how", trade secrets, customer lists, data, pricing policies, operational methods, marketing plans or strategies, product and service development techniques or plans, information pertaining to the customers of the Company or the Seller, and any such customer's requirements, business acquisition plans, new personnel acquisition plans, formulae, methods of operation, technical processes, designs and design projects and other business affairs relating to the Company or its affiliates learned by such person heretofore and hereafter, and shall not disclose such matters to anyone outside of the Company and its affiliates, except insofar as (i) such disclosure may be specifically authorized in writing from time to time by the Company, (ii) such information is necessarily disclosed by its commercial use in the operation of the Company or pursuant to any right or license granted by the Company, (iii) the Seller can demonstrate that such information was previously made public or disclosed by the Company to him without restriction or without restriction to a third party, or is in the public domain otherwise than as a consequence of a breach of his obligations hereunder or
            (iv) such disclosure is required pursuant to compulsory legal process, including subpoena, civil investigative demands, oral questions or interrogatories; provided that the party subject to such compulsory disclosure promptly provides notice of such legal process to the other party so that such party may oppose such disclosures or seek a protective order or other confidential treatment of such information.

      c. The Seller acknowledges that the type and period of restriction imposed in these subparagraphs 6(a) and (b) are fair and reasonable and are reasonably required for the protection of the Company and are given as an integral part of the Company's purchase of the Shares. The Seller acknowledges that a breach of the provisions of subparagraphs 6(a) or (b) would irreparably damage the Company, and that once such a breach has occurred, there may be no accurate way of determining the amount of damage or loss suffered by the Company. The Seller, therefore, agrees that the terms of subparagraphs 6(a) and (b) may be enforced through preliminary or final injunctive relief or other equitable remedy. Nothing in this subparagraph 6(c) shall be construed to prohibit the Company from seeking any other legal or equitable remedy available to it and arising from the breach by the Seller of the provisions of subparagraphs 6(a) or (b).

      d.    In the event that any provisions of subparagraphs (a) or (b) of this
            Section 6 shall be deemed unenforceable, invalid or overbroad in whole or in part for any reason, then any tribunal, forum or court of competent jurisdiction is hereby requested and instructed to reform such provision to provide for the maximum competitive restraints upon the Seller's activities (in time, product and geographic area) which may then be legal and valid, and consent to such reformation is hereby granted by the parties hereto.


7.    ESCROWEE.

      a. If for any reason either party gives written notice to the Escrowee demanding disbursement of any items held in escrow in accordance herewith, Escrowee shall give prompt notice to the other party of such demand. If Escrowee does not receive notice of objection from such other party to the proposed disbursement within 5 business days after the giving of such notice, Escrowee is hereby authorized and directed to make such disbursement. If Escrowee does receive such notice of objection within such 5 day period or if for any other reason Escrowee in good faith shall elect not to make such disbursement, Escrowee shall continue to hold such items until otherwise directed by notice from the parties to this Agreement or a final, non-appealable judgment, order or decree of a court. However, Escrowee shall have the right at any time to deposit the escrowed items with the clerk of a court in the county in which such items are located and shall give notice of such deposit to the parties hereto. Upon such deposit or other disbursement in accordance with the terms of this paragraph, Escrowee shall be relieved and discharged of all further obligations and responsibilities hereunder.

      b. The parties acknowledge that Escrowee is acting solely as a stakeholder at their request and for their convenience and that Escrowee shall not be liable to either party for any act or omission on its part unless taken or suffered in bad faith or in willful disregard of this Agreement or involving gross negligence on the part of Escrowee. The parties hereto jointly and severally (with right of contribution) agree to defend (by attorneys selected by Escrowee), indemnify and hold Escrowee harmless from and against all costs, claims and expenses (including reasonable attorney's fees) incurred in connection with the performance of Escrowee's duties hereunder, except with respect to actions or omissions taken or suffered by Escrowee in bad faith or in willful disregard of this Agreement or involving gross negligence on the part of Escrowee.

      c. Escrowee may act or refrain from acting in respect of any matter referred to herein in full reliance upon and with the advice of counsel which may be selected by it (including any member of its firm) and shall be fully protected in so acting or refraining from action upon the advice of such counsel.

      d. Escrowee or any member of its firm shall be permitted to act as counsel for the Company in any dispute as to the disbursement of the escrowed items or any other dispute between the parties whether or not Escrowee is in possession of the escrowed items and continues to act as Escrowee.

      e. Escrowee shall have the right to resign as such at any time and for any reason or no reason at all.

8.    GENERAL.

      a. This Agreement shall be binding upon the Seller and the Company and their respective representatives, successors, and permitted assigns.

      b. This Agreement shall be governed by and construed in accordance with the law of New York, including its choice of law rules. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York in New York County or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts for itself the jurisdiction of the aforesaid courts, irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of such process to such party at its address provided for the giving of notices under Section 6(e) below, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum.

      c. All covenants, agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

      d. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      e. Any Notice or demand required or permitted to be given or made hereunder to or upon any party hereto shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by
            (i) messenger or an overnight  courier service against  receipt,  or
            (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram, telecopy, telex or similar electronic means, provided that a written copy thereof is sent on the same day by postage-paid first-class mail, if to the Company, at One Blue Hill Plaza, Pearl River, NY 10956, Attn: Jeffrey L. Schwartz, and if to the Seller, at 80

            O'Shaughnessy Lane, Closter, New Jersey 07624, or at such other address as each such party furnishes by notice given in accordance with this Section 6(e).

      f. No amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

      g. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

      h. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

      i. Each party hereto shall promptly execute, deliver, file or record such agreements, instruments, certificates and other documents and perform such other and further acts as the other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

      j. This Agreement, and each right, interest and obligation hereunder, may not be assigned by the Seller without the prior written consent of the Company, and any purported assignment without such consent shall be void and without effect.

      k. Each party hereto acknowledges that it has participated, with the advice of counsel, in the preparation of this Agreement. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Agreement.

      l. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto.

      m. Upon a default by a party hereto of any of the provisions hereof, the other party shall notify the defaulting party in writing of such default, whereupon the defaulting party shall have 5 business days to cure the default contained in said notice. In the event the default is not cured within such 5 business day period, the notifying party may seek to enforce any rights it may have hereunder at law or in equity. Notwithstanding anything contained in this
            Section 8(m) to the contrary, in the event the default stated in a notifying party's notice would be reasonably likely to result in immediate material damage to the notifying party, the defaulting party shall not have the 5 business day right to cure provided for herein.

    REMAINDER OF PAGE INTENTIONALLY LEFT BLANK WITH SIGNATURE PAGE TO FOLLOW

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 20th day of November, 2002.


                             TRAFFIX, INC.


                             By:    /s/ Joshua Gillon, Esq.
                                 ----------------------------------
                             Name:  Joshua Gillon, Esq.
                             Title: Executive Vice President

                             /s/ Eric Aroesty
                             --------------------------------------
                             ERIC AROESTY

                                SCHEDULE 1(A)(II)

                                     OPTIONS


1. September 14, 1998 Option to purchase 358,498 shares of Common Stock at an exercise price of $1.75 per share, expiring September 14, 2003.

2. September 14, 1998 Option to purchase 7,291 shares of Common Stock at an exercise price of $1.75 per share, expiring December 26, 2002.

                                  SCHEDULE 2(D)


      {Confidential portion omitted and filed separately with the Commission}

                               Schedule 6(a)(iii)

      {Confidential portion omitted and filed separately with the Commission}